  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 1, 2022 (May 25, 2022)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Suite 900
Miami, FL 33130
(Address of principal executive offices, including zip code)

(786) 209-3368
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Laureate Education, Inc. (the “Company”) was held on May 25, 2022. At the Annual Meeting, the stockholders voted on the following items:

Proposal 1: Election of Directors
Elected nine (9) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2023, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The vote was as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Andrew B. Cohen	152,492,608	1,720,823	2,283,246
William L. Cornog	129,916,190	24,297,241	2,283,246
Pedro del Corro	152,509,187	1,704,244	2,283,246
Kenneth W. Freeman	152,406,691	1,806,740	2,283,246
Barbara Mair	153,175,726	1,037,705	2,283,246
George Muñoz	152,522,266	1,691,165	2,283,246
Dr. Judith Rodin	132,530,277	21,683,154	2,283,246
Eilif Serck-Hanssen	152,780,251	1,433,180	2,283,246
Ian K. Snow	132,391,508	21,821,923	2,283,246

Proposal 2: Non-binding Advisory Vote on Executive Compensation
Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the Company’s Proxy Statement for the Annual Meeting. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
150,307,104	2,886,531	1,019,796	2,283,246

Proposal 3: For Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm
Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
154,259,071	305,873	1,931,733	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Vice President, Assistant General Counsel and Secretary

Date: June 1, 2022
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